UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 1, 2006
General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of principal executive offices)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 General Cable Reports Record First Quarter Revenue
     On May 1, 2006, the registrant issued a press release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.
(c)	The Exhibit accompanying this Report is listed in the Index to Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation

May 2, 2006
	By:	/s/ Robert J. Siverd

	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Exhibit	Method of Filing
99	Press Release	Filed Herewith